UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 10, 2020

MKS Instruments, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts	01810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 978-645-5500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MKSI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 10, 2020, the Board of Directors of MKS Instruments, Inc. (“MKS” or the “Company”), upon the recommendation of the Company’s Compensation Committee, approved the Annual Profit Improvement Bonus Plan (the “Profit Improvement Plan”) for calendar years beginning in 2020. The Profit Improvement Plan is designed to incentivize profitability improvements during cyclical downturns in our business. Individuals who are eligible to participate in our annual incentive bonus plan are also eligible to participate in the Profit Improvement Plan. In order to receive any payout under this plan, MKS must achieve specified profit enhancements or cost reductions by the end of the applicable calendar year. A participant’s maximum bonus under this plan is 25% of his or her eligible earnings (using the same definition as used in our annual incentive bonus plan). Participants are only eligible to receive a payout under the Profit Improvement Plan if the participant receives less than 100% of his or her target bonus amount under our annual incentive bonus plan, and any payout under the Profit Improvement Plan is capped such that the combined payout under our annual incentive bonus plan and under the Profit Improvement Plan will not exceed an amount equal to 100% of the participant’s target bonus amount under our annual incentive bonus plan. Following the conclusion of the relevant calendar year performance period, the Compensation Committee shall review and approve the Company’s performance achievement under our annual incentive bonus plan and the Company’s achievement under the Profit Improvement Plan.

Pursuant to the terms of the Profit Improvement Plan, the Compensation Committee shall annually determine the annual profit improvement goal and related payout opportunities.

The foregoing summary of the Profit Improvement Plan is qualified in its entirety by reference to the full text of the Profit Improvement Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

10.1*	Annual Profit Improvement Bonus Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Management contract or compensatory plan arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

February 12, 2020	By:	/s/ Kathleen F. Burke
	Name:	Kathleen F. Burke
	Title:	Senior Vice President, General Counsel & Secretary